UAM FUNDS, INC.

NWQ VALUE EQUITY PORTFOLIO
Institutional Class Shares
Institutional Service Class Shares

Supplement dated October 28, 1998
To the Prospectus dated January 22, 1998

At a special shareholders meeting held on October 28, 1998, the shareholders of NWQ Value Equity Portfolio, a series of UAM Funds, Inc., approved the dissolution and liquidation of the NWQ Value Equity Portfolio pursuant to a Plan of Dissolution and Liquidation. As a result, NWQ
Value Equity Portfolio is closed to investment effective
October 28, 1998.